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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     We, the undersigned directors of The Kroll-O'Gara Company, hereby appoint Wilfred T. O'Gara and Abram S. Gordon, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-4 relating to the registration of shares of the Common Stock of the corporation, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, such Registration Statement as well as any and all amendments (including post-effective amendments) thereto, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 5th day of March, 1999.


Signatures                          Title
----------                          -----

/s/ Jules B. Kroll                  Chairman of the Board
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Jules B. Kroll


/s/ Thomas M. O'Gara                Vice Chairman of the Board
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Thomas M. O'Gara


/s/ Wilfred T. O'Gara               Director
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Wilfred T. O'Gara


/s/ Michael G. Cherkasky            Director
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Michael G. Cherkasky


/s/ Marshall S. Cogan               Director
------------------------
Marshall S. Cogan


/s/ Michael J. Lennon               Director
------------------------
Michael J. Lennon


/s/ Raymond E. Mabus                Director
------------------------
Raymond E. Mabus


/s/ Hugh E. Price                   Director
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Hugh E. Price

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/s/ Jerry E. Ritter                 Director
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Jerry E. Ritter


/s/ William S. Sessions             Director
-----------------------
William S. Sessions


/s/ Howard I. Smith                 Director
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Howard I. Smith